UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 16, 2008

                                  Innovex, Inc.
                       ----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
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                 (State Or Other Jurisdiction Of Incorporation)


000-13143                                                41-1223933
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(Commission File Number)                    (I.R.S. Employer Identification No.)

3033 Campus Drive, Suite E180
Plymouth, MN                                               55441
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(Address Of Principal Executive Offices)                 (Zip Code)



                                 (763) 383-4000
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               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Items under Sections 1, 2, 4, and 6-7 are not applicable and therefore omitted.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreement with Terry Dauenhauer:
     On January 16, 2008, the Compensation Committee of the Board of Directors of Innovex, Inc. approved and the independent directors of such Board ratified an amended and restated employment agreement (the "Agreement") for Terry Dauenhauer relating to his service as Innovex's President and Chief Executive Officer ("CEO") of the Company. As previously reported, Mr. Dauenhauer has served as the Company's President and CEO since December 15, 2007. The following is a description of the Agreement provided pursuant to the compensatory plan disclosure requirements of Item 601 of Regulation S-K. The Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

     Pursuant to the Agreement, Mr. Dauenhauer will receive an annual base salary of $285,000 with salary reviews to occur at least once per year. Under the Agreement, Mr. Dauenhauer will also be eligible for a bonus award pursuant to a bonus plan determined by the Board. A bonus awarded may take the form of cash or stock options. If Mr. Dauenhauer is terminated by the Company for other than Good Cause or by Mr. Dauenhauer with Good Reason, the Company will continue to pay his base salary and the employer share of group health and dental premiums for 12 months from the termination date. The Agreement also provides Mr. Dauenhauer compensation following a Company change in control. This compensation includes a continuation of his base salary for 18 months, payment of the employer share of his group health and dental premiums for up to 18 months and immediate 100% vesting of any unvested stock options. In addition, if Mr. Dauenhauer's employment is terminated without Good Cause by the Company or by Mr. Dauenhauer with Good Reason, the Company will provide relocation expenses back to the United States not to exceed $50,000.

Amendment to William Murnane employment agreement:
     On January 16, 2008, the Company entered into an Amendment No. 1 to its employment agreement (the "Amendment") with William Murnane, Innovex's Chairman and former President and Chief Executive Officer. Under the Amendment, Mr. Murnane's employment will end one year from January 16, 2008 unless either he or the Company terminates his employment sooner. During this time, he will continue to assist the Company in the transition of its corporate office to Thailand. There will be no change in Mr. Murnane's annual base compensation.

     Under the Amendment, if Mr. Murnane's employment is terminated by the Company or by Mr. Murnane for any reason other than Good Cause, the Company will continue to pay his base salary and the employer share of group health and dental premiums for 365 days from the termination date, provided the 365 day period will be reduced by one day for each day after the date of the Amendment that Mr. Murnane continues as an employee of the Company(the "Continuation Period"). Additionally, if, following a Change in Control, Mr. Murnane's employment is terminated without Good Cause or he resigns for Good Reason, he will receive immediate 100% vesting of any unvested stock options, in addition to the salary continuation and employer share of insurance premiums described above. If Mr. Murnane's termination is for Good Cause, his base salary and benefits will be paid only through his termination date. If there is a Change in Control, in addition to the payments noted above during the Continuation Period, Mr. Murnane will receive his base salary for an additional six months after the Continuation Period and the continuation of the payment of the employer share of Employee's group health and dental premiums for an additional six months after the Continuation Period. Capitalized terms not otherwise defined in this Current Report on Form 8-K have the meaning ascribed to them in the Amendment, a copy of which is attached hereto as Exhibit 10.2.

Agreement for William Murnane to serve as chairman:
     On January 16, 2008, the Company entered into an Agreement with William Murnane to serve as Chairman of the Board of Innovex for a period of six months or until his earlier death or removal. Mr. Murnane will receive $10,000 per month for his service as Chairman of the Board. As additional consideration for his services as Chairman of the Board, the Company will transfer title of the Company vehicle utilized by Mr. Murnane in his service to the Company prior to the date of this agreement, a copy of which is attached hereto as Exhibit 10.3.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     As a result of the Company's plan to move its corporate headquarters to Thailand, on January 16, 2008, the board of directors resolved to amend Article IV of its Bylaws to remove the requirement that its principal office be located in Minneapolis, Minnesota and to allow the registered office of the corporation to be as stated in its articles of incorporation, the most recent amendment to its articles of incorporation or the most recent filing with the State of Minnesota. A copy of the amended bylaws are attached as Exhibit 3.1.

ITEM 8.01    Other Events

     On January 16, 2008, the board of directors resolved to terminate the Company's Employee Stock Purchase Plan effective for the phase beginning April 1, 2008. The reduction in the Company's U.S. employee base as it moved its operations to Thailand resulted in a reduction in the number of plan participants to a level that was no longer cost effective to administer.

ITEM 9.01    Financial Statements And Exhibits.

Exhibit No.  Description
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3.1          Amended and Restated Bylaws of Innovex, Inc.

10.1 Amended and Restated Employment Agreement by and between Innovex, Inc. and Terry Dauenhauer dated January 16, 2008

10.2 Amendment No. 1 to Employment Agreement by and between Innovex, Inc. and William Murnane dated January 16, 2008

10.3 Agreement by and between Innovex, Inc. and William Murnane dated January 16, 2008


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           INNOVEX, INC.

                                           By: /s/ Douglas W. Keller
                                               --------------------------
                                           Douglas W. Keller
                                           Vice President, Finance

Date: January 21, 2008